Calculation of Filing Fee Tables
S-3
Lineage, Inc.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, $0.01 par value per share of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	2	Equity	Preferred Stock, $0.01 par value per share of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	3	Other	Depositary Shares of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	4	Other	Warrants of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	5	Other	Purchase Contracts of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	6	Other	Units of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	7	Debt	Debt Securities of Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	8	Other	Guarantees of Debt Securities by Lineage, Inc.	457(r)				0.0001381
Fees to be Paid	9	Debt	Debt Securities of Lineage OP, LP	457(r)				0.0001381
Fees to be Paid	10	Other	Guarantees of Debt Securities by Lineage OP, LP	457(r)				0.0001381
Fees to be Paid	11	Debt	Debt Securities of Lineage Europe Finco B.V.	457(r)				0.0001381
Fees to be Paid	12	Other	Guarantees of Debt Securities by Lineage Europe Finco B.V.	457(r)				0.0001381
Fees to be Paid	13	Other	Guarantees of Debt Securities by Lineage Logistics Holdings, LLC	457(r)				0.0001381
Fees to be Paid	14	Other	Guarantees of Debt Securities by Lineage Logistics, LLC	457(r)				0.0001381
Fees to be Paid	15	Other	Guarantees of Debt Securities by Lineage Logistics Services, LLC	457(r)				0.0001381
Fees to be Paid	16	Other	Guarantees of Debt Securities by Lineage Logistics Canada Holdings, LLC	457(r)				0.0001381
Fees to be Paid	17	Other	Guarantees of Debt Securities by Lineage AUS RE Holdings, LLC	457(r)				0.0001381
Fees to be Paid	18	Other	Guarantees of Debt Securities by Columbia Colstor, Inc.	457(r)				0.0001381
Fees to be Paid	19	Other	Guarantees of Debt Securities by Lineage Columbia Mezz, LLC	457(r)				0.0001381
Fees to be Paid	20	Other	Guarantees of Debt Securities by Lineage Logistics MTC, LLC	457(r)				0.0001381
Fees to be Paid	21	Other	Guarantees of Debt Securities by Lineage WA Columbia RE, LLC	457(r)				0.0001381
Fees to be Paid	22	Other	Guarantees of Debt Securities by Lineage Treasury Europe B.V.	457(r)				0.0001381
Fees to be Paid	23	Other	Guarantees of Debt Securities by Boreas Logistics Holdings B.V.	457(r)				0.0001381
Fees to be Paid	24	Other	Guarantees of Debt Securities by Lineage Logistics Canada Holdings Ltd.	457(r)				0.0001381
Fees to be Paid	25	Other	Guarantees of Debt Securities by Emergent Cold Midco Pty Ltd. (ACN 622 098 293)	457(r)				0.0001381
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	Note 1.a. An unspecified number of securities or aggregate principal amount, as applicable, is being registered as may from time to time be offered at unspecified prices and, in addition, an unspecified number of additional shares of common stock, par value $0.01 per share (the "common stock"), of Lineage, Inc. (the "Company") is being registered as may be issued from time to time upon conversion of any securities that are convertible into common stock or pursuant to any anti-dilution adjustments with respect to any such convertible securities. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate number of additional shares of common stock which may be issued with respect to such shares of common stock in connection with any stock split, stock dividend, reclassifications or similar transactions. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Note 1.b. In accordance with Rule 456(b) and Rule 457(r) under the Securities Act, the registrants are deferring payment of all registration fees and will pay the registration fees subsequently in advance or on a "pay-as-you-go" basis.

[2]	See offering Note 1.

[3]	See offering Note 1.

[4]	See offering Note 1. The warrants covered by this registration statement may be preferred share warrants, common share warrants or depositary share warrants.

[5]	See offering Note 1.

[6]	See offering Note 1.

[7]	See offering Note 1.

[8]	See offering Note 1. The Company may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by Lineage OP, LP (the "Operating Partnership") or Lineage Europe Finco B.V. ("Lineage Europe") offered pursuant to this registration statement. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.

[9]	See offering Note 1.

[10]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. The Operating Partnership may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company or Lineage Europe offered pursuant to this registration statement.

[11]	See offering Note 1.

[12]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. The Lineage Europe may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company or the Operating Partnership offered pursuant to this registration statement.

[13]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[14]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[15]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[16]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[17]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[18]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[19]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[20]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[21]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[22]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[23]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[24]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

[25]	See offering Note 1. No separate consideration will be received for guarantees. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby. Each of Lineage Logistics Holdings, LLC, Lineage Logistics, LLC, Lineage Logistics Services, LLC, Lineage Logistics Canada Holdings, LLC, Lineage AUS RE Holdings, LLC, Columbia Colstor, Inc., Lineage Columbia Mezz, LLC, Lineage Logistics MTC, LLC, Lineage WA Columbia RE, LLC, Lineage Treasury Europe B.V., Boreas Logistics Holdings B.V., Lineage Logistics Canada Holdings Ltd. and Emergent Cold Midco Pty Ltd (ACN 622 098 293) may fully and unconditionally guarantee the payment of principal of and premium (if any) and interest on any debt securities offered by the Company, the Operating Partnership or Lineage Europe offered pursuant to this registration statement.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A